CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT--THIS INSTRUMENT SHOULD BE
                             USED BY LAWYERS ONLY.

                    ----------------------------------------

THIS MORTGAGE, made the 29th day of January, nineteen hundred and ninety-nine

BETWEEN WESTERN BEEF PROPERTIES, INC., a New York corporation having an office at 47-05 Metropolitan Avenue, Ridgewood, New York 11385, the mortgagor, and LOJO REALTY INC., a New York corporation having an office at 73-39 68th Avenue, Middle Village, New York 11379, the mortgagee,

WITNESSETH, that to secure the payment of an indebtedness in the sum of One Hundred Sixty Thousand and 00/100 ($160,000.00) dollars, lawful money of the United States, to be paid in eighty-four (84) equal monthly installments of Two Thousand Three Hundred Thirty-Seven and 37/100 ($2,337.37) Dollars commencing March 1, 1999, and continuing through February 1, 2006 with interest thereon to be computed from the date hereof, at the rate of six (6%) per centum per annum, with each monthly installment being used first to pay the interest on the unpaid principal sum and then to reduce the principal sum according to a certain bond, note or obligation bearing even date herewith, the mortgagor hereby mortgages to the mortgagee

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough of Queens, City and State of New York, designated on the Tax Map of the City of New York for the Borough of Queens, as said Tax Map was on July 22, 1975, Block 3555, Lots 1 and 8, being bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northeasterly side of Wyckoff Avenue and the southeasterly side of Summerfield Avenue;

RUNNING THENCE Northeasterly, along the southeasterly side of Summerfield Avenue, 84.51 feet;

THENCE Southeasterly, at right angles to the southeasterly side of Summerfield Avenue, 100.05 feet;

THENCE Northeasterly, at right angles to the last mentioned course, 4.30 feet;

THENCE Southeasterly, at right angles to the northwesterly side of Decatur Street, 100.05 feet to the northwesterly side of Decatur Street;

THENCE Southwesterly along the northwesterly side of Decatur Street, 100.08 feet to the northeasterly side of Wyckoff Avenue;

THENCE Northwesterly along the northeasterly side of Wyckoff Avenue, 200.42 feet to the point or place of BEGINNING.

TOGETHER with all right, title and interest of the mortgagor in and to the land lying in the streets and roads in front of and adjoining said premises;

TOGETHER with all fixtures, chattels and articles of personal property now or hereafter attached to or used in connection with said premises, including but not limited to furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other equipment and machinery, appliances, fittings, and fixtures of every kind in or used in the operation of the buildings standing on said premises, together with any and all replacements thereof and additions thereto;

TOGETHER with all awards heretofore and hereafter made to the mortgagor for taking by eminent domain the whole or any part of said premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the mortgage debt, notwithstanding the fact that the amount owing thereon may not then be due and payable; and the said mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to the mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

AND the mortgagor covenants with the mortgagee as follows:

1. That the mortgagor will pay the indebtedness as hereinbefore provided.

2. That the mortgagor will keep the buildings on the premises insured against loss by fire for the benefit of the mortgagee; that he will assign and deliver the policies to the mortgagee; and that he will reimburse the mortgagee for any premiums paid for insurance made by the mortgagee on the mortgagor's default in so insuring the buildings or in so assigning and delivering the policies.

3. That no building on the premises shall be altered, removed or demolished without the consent of the mortgagee.

4. That the whole of said principal sum and interest shall become due at the option of the mortgagee: after default in the payment of any instalment of principal or of interest for fifteen days; or after default in the payment of any tax, water rate, sewer rent or assessment for thirty days after notice and demand; or after default after notice and demand either in assigning and delivering the policies insuring the buildings against loss by fire or in reimbursing the mortgagee for premiums paid on such insurance, as hereinbefore provided; or after default upon request in furnishing a statement of the amount due on the mortgage and whether any offsets or defenses exist against the mortgage debt, as hereinafter provided. An assessment which has been made payable in instalments at the application of the mortgagor or lessee of the premises shall nevertheless, for the purpose of this paragraph, be deemed due and payable in its entirety on the day the first instalment becomes due or payable or a lien.

5. That the holder of this mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver.

6. That the mortgagor will pay all taxes, assessments, sewer rents or water rates, and in default thereof, the mortgagee may pay the same.

7. That the mortgagor within five days upon request in person or within ten days upon request by mail will furnish a written statement duly acknowledged of the amount due on this mortgage and whether any offsets or defenses exist against the mortgage debt.

8. That notice and demand or request may be in writing and may be served in person or by mail.

9. That the mortgagor warrants the title to the premises.

10. That the fire insurance policies required by paragraph No. 2 above shall contain the usual extended coverage endorsement; that in addition thereto the mortgagor, within thirty days after notice and demand, will keep the premises insured against war risk and any other hazard that may reasonably be required by the mortgagee. All of the provisions of paragraphs No. 2 and No. 4 above relating to fire insurance and the provisions of Section 254 of the Real Property Law construing the same shall apply to the additional insurance required by this paragraph.

11. That in case of a foreclosure sale, said premises, or so much thereof as may be affected by this mortgage, may be sold in one parcel.

12. That if any action or proceeding be commenced (except an action to foreclose this mortgage or to collect the debt secured thereby), to which action or proceeding the mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of this mortgage, all sums paid by the mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by this mortgage (including reasonable counsel fees), shall be paid by the mortgagor, together with interest thereon at the rate of six per cent. per annum, and any such sum and the interest thereon shall be a lien on said premises, prior to any right, or title to, interest in or claim upon said premises attaching or accruing subsequent to the lien of this mortgage, and shall be deemed to be secured by this mortgage. In any action or proceeding to foreclose this mortgage, or to recover or collect the debt secured thereby, the provisions of law respecting the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

13. That the mortgagor hereby assigns to the mortgagee the rents, issues and profits of the premises as further security for the payment of said indebtedness, and the mortgagor grants to the mortgagee the right to enter upon and to take possession of the premises for the purpose of collecting the same and to let the premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until this mortgage is paid. The mortgagee hereby waives the right to enter upon and to take possession of said premises for the purpose of collecting said rents, issues and profits, and the mortgagor shall be entitled to collect and receive said rents, issues and profits until default under any of the covenants, conditions or agreements contained in this mortgage, and agrees to use such rents, issues and profits in payment of principal and interest becoming due on this mortgage and in payment of taxes, assessments, sewer rents, water rates and carrying charges becoming due against said premises, but such right of the mortgagor may be revoked by the mortgagee upon any default, on five days' written notice. The mortgagor will not, without the written consent of the mortgagee, receive or collect rent from any tenant of said premises or any part thereof for a period of more than one month in advance, and in the event of any default under this mortgage will pay monthly in advance to the mortgagee, or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of said premises or of such part thereof as may be in the possession of the mortgagor, and upon default in any such payment will vacate and surrender the possession of said premises to the mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings.

14. That the whole of said principal sum and the interest shall become due at the option of the mortgagee: (a) after failure to exhibit to the mortgagee, within ten days after demand, receipts showing payment of all taxes, water rates, sewer rents and assessments; or (b) after the actual or threatened alteration, demolition or removal of any building on the premises without the written consent of the mortgagee; or (c) after the assignment of the rents of the premises or any part thereof without the written consent of the mortgagee; or (d) if the buildings on said premises are not maintained in reasonably good repair; or (e) after failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the premises within three months from the issuance thereof; or
(f) if on application of the mortgagee two or more fire insurance companies lawfully doing business in the State of New York refuse to issue policies insuring the buildings on the premises; or (g) in the event of the removal, demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby, unless the same are promptly replaced by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from chattel mortgages or other encumbrances thereon and free from any reservation of title thereto; or (h) after thirty days' notice to the mortgagor, in the event of the passage of any law deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way the taxation of mortgages or debts secured thereby for state or local purposes; or (i) if the mortgagor fails to keep, observe and perform any of the other covenants, conditions or agreements contained in this mortgage.

15. That the mortgagor will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

Strike out this clause 16 if inapplicable.

16. That the execution of this mortgage has been duly authorized by the board of directors of the mortgagor.

17. The principal sum secured by this mortgage may be prepaid by the mortgagor in whole or in part at any time without penalty or premium.

18. This mortgage may not be assigned to any third party without the prior written consent of the mortgagee, which consent shall not be unreasonably withheld.

19. This is a purchase money mortgage.

      This mortgage may not be changed or terminated orally. The covenants contained in this mortgage shall run with the land and bind the mortgagor, the heirs, personal representatives, successors and assigns of the mortgagor and all subsequent owners, encumbrancers, tenants and subtenants of the premises, and shall enure to the benefit of the mortgagee, the personal representatives, successors and assigns of the mortgagee and all subsequent holders of this mortgage. The word "mortgagor" shall be construed as if it read "mortgagors" and the word "mortgagee" shall be construed as if it read "mortgagees" whenever the sense of this mortgage so requires.

IN WITNESS WHEREOF, this mortgage has been duly executed by the mortgagor.

IN PRESENCE OF:               WESTERN BEEF PROPERTIES, INC.


/s/ George Cacoulidis         By: Frank Castellana  VP
---------------------             --------------------

STATE OF NEW YORK, COUNTY OF                                                 ss:

On the 29th day of January 1999, before me personally came Frank Castellana to me known to be the individual described in and who executed the foregoing
instrument, and acknowledged that         executed the same.

STATE OF NEW YORK, COUNTY OF QUEENS                                          ss:

On the 29th day January 1999 , before me personally came Frank Castellana to me known, who, being by me duly sworn, did depose and say that he resides at No. 47-05 Metropolitan Ave, Ridgewood, that he is the Vice President of WESTERN BEEF PROPERTIES, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                /s/ Brian Tracz
                                  BRIAN TRACZ
                        Notary Public, State of New York
                                No. 02 TR5011673
                           Qualified in Queens County
                        Commission Expires May 15, 1999

STATE OF NEW YORK, COUNTY OF                                                 ss:

On the          day of          19  , before me personally came
                      to me known to be the individual described in and who
executed the foregoing instrument, and acknowledged that              executed
the same.

STATE OF NEW YORK, COUNTY OF                                                 ss:

On the          day of       19   , before me personally came
the subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he resides at
No.                                          ; that  he knows
                                      to be the individual described in and who
executed the foregoing instrument; that  he, said subscribing witness, was
present and saw               execute the same; and that  he, said witness, at
the same time subscribed h   name as witness thereto.

                                    Mortgage

TITLE NO.
================================================================================

WESTERN BEEF PROPERTIES, INC.

             TO

LOJO REALTY INC.


SECTION

BLOCK 3555

LOTS 1 and 8

COUNTY of Queens

          RETURN BY MAIL TO:
---------------------------------------
WARREN FORSYTHE, ESQ.
VITTORIA & FORSYTHE
630 FIFTH AVENUE
NEW YORK, NEW YORK
                          Zip No. 10111
---------------------------------------

RESERVE THIS SPACE FOR USE OF RECORDING OFFICE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Standard N.Y.B.T.U. Form 80          JULIUS BLUMBERG, INC., LAW BLANK PUBLISHERS
Mortgage Note. Individual or Corporation.

                              CONSULT YOUR LAWYER
BEFORE SIGNING THIS INSTRUMENT--THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY.
--------------------------------------------------------------------------------

                                 MORTGAGE NOTE

$ 160,000.00 New York, January 29, 1999 FOR VALUE RECEIVED, WESTERN BEEF PROPERTIES, INC., a New York corporation having an office at 47-05 Metropolitan Avenue, Ridgewood, New York 11385,


promises to pay to LOJO REALTY INC., a New York corporation having an office at 73-39 68th Avenue, Middle Village, New York 11379,


or order, at 73-39 68th Avenue, Middle Village, New York 11379 or at such other place as may be designated in writing by the holder of this note, the principal sum of One Hundred Sixty Thousand and 00/100 ($160,000.00) dollars to be paid in eighty-four (84) equal monthly installments of Two Thousand Three Hundred Thirty-Seven and 37/100 ($2,337.37) Dollars commencing March 1, 1999, and continuing through February 1, 2006 with interest thereon to be computed from the date hereof, at the rate of six (6%) per centum per annum

Each monthly installment will be used first to pay the principal sum and then to reduce the principal sum.

IT IS HEREBY EXPRESSLY AGREED, that the said principal sum secured by this note shall become due at the option of the holder thereof on the happening of any default or event by which, under the terms of the mortgage securing this note, said principal sum may or shall become due and payable; also, that all of the covenants, conditions and agreements contained in said mortgage are hereby made part of this instrument.

Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

This note is secured by a mortgage made by the maker to the payee of even date herewith, on property situate at 1071-1089 Wyckoff Avenue, Flushing, Queens County, New York.

This note may not be changed or terminated orally.

                                   WESTERN BEEF PROPERTIES, INC.


                                   BY: Frank Castellana
                                       ------------------
                                                       VP

STATE OF NEW YORK, COUNTY OF                                                 ss:

On the      day of         19  , before me personally came                  to
me known to be the individual executed the foregoing instrument, and
acknowledged that         executed the same.

STATE OF NEW YORK, COUNTY OF QUEENS                                          ss:

On the 29th day January 1999, before me personally came Frank Castellana to me known, who, being by me duly sworn, did depose and say that he resides at No. 47-05 Metropolitan Ave, Ridgewood, NY, that he is the Vice President of WESTERN BEEF PROPERTIES, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                /s/ Brian Tracz
                                  BRIAN TRACZ
                        Notary Public, State of New York
                                No. 02 TR5011673
                           Qualified in Queens County
                        Commission Expires May 15, 1999

STATE OF NEW YORK, COUNTY OF                                                 ss:

On the          day of          19  , before me personally came
                      to me known to be the individual described in and who
executed the foregoing instrument, and acknowledged that              executed
the same.

STATE OF NEW YORK, COUNTY OF                                                 ss:

On the          day of       19   , before me personally came
the subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he resides at
No.                                          ; that  he knows
                                      to be the individual described in and who
executed the foregoing instrument; that  he, said subscribing witness, was
present and saw               execute the same; and that  he, said witness, at
the same time subscribed h   name as witness thereto.


TITLE NO.
--------------------------------------------------------------------------------

LOAN NO.
================================================================================

WESTERN BEEF PROPERTIES, INC.

             TO

LOJO REALTY INC.


================================================================================

                                 Mortgage Note

================================================================================
Dated January 29, 1999